UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 28, 2003

                             SOVEREIGN BANCORP, INC.
             (Exact name of registrant as specified in its charter)

Pennsylvania                          1-16581                      23-2453088
----------------                      -----------                  -------------
(State or other                       (Commission                  (IRS Employer
jurisdiction of)                      File Number)                 Ident. No.)
incorporation

1500 Market Street, Philadelphia, Pennsylvania                        19102
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code

(215) 557-4630

N/A
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(Former name or former address, if changed since last report.)

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Item 7. Financial Statements and Exhibits.

      (a) Exhibits.

            The following exhibits are furnished herewith:

            99.1 Press Release, dated May 28, 2003, of Sovereign Bancorp, Inc. (the "Company")

Item 9. Regulation FD Disclosure

On May 28, 2003, the Company issued a press release regarding the remarketing of trust preferred securities and redemption of warrants. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished pursuant to Item 9.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SOVEREIGN BANCORP, INC.

Dated:  May 28, 2003                        /s/ James D. Hogan
                                            James D. Hogan
                                            Chief Financial Officer


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EXHIBIT INDEX

Exhibit
Number
-------

99.1 Press Release, dated May 28, 2003, of Sovereign Bancorp, Inc.